FIRST M & F CORPORATION
Post Office Box 520
KOSCIUSKO, MISSISSIPPI 39090

March 9, 2001

Dear Shareholder:

Enclosed you will find a 2000 Annual Report for First M & F Corporation, a Notice of the Annual Shareholders’ Meeting for 2001, a Proxy Statement, and a Proxy.

This institution is grateful for the loyalty and support of you, our friends and shareholders. The Annual Shareholders’ Meeting is to be held on Wednesday, April 11, 2001, at 1:30 P.M. at the Mary Ricks Thornton Cultural Center, located at the corner of East Washington Street and North Huntington Street, Kosciusko, Mississippi. We encourage you to mark this date on your calendar and make plans to attend, and share further in the affairs of your corporation.

I urge you to complete the enclosed Proxy promptly and return it in the enclosed self-addressed postage paid envelope, even if you plan to attend the meeting. If you attend the meeting, you may withdraw your Proxy and vote in person.

First M & F Corporation’s audited financial statements and other required disclosures presented in the 2000 Annual Report on Form 10-K, a copy of which is attached to the Proxy Statement.

We look forward to seeing you at the Annual Meeting.

                                                   Sincerely yours,

                                                   FIRST M & F CORPORATION

                                                   Hugh S. Potts, Jr.
                                                   Chairman and Chief Executive Officer

FIRST M & F CORPORATION
Post Office Box 520
KOSCIUSKO, MISSISSIPPI 39090

March 9, 2001

NOTICE OF ANNUAL SHAREHOLDERS’ MEETING

To the Shareholders of First
M & F Corporation
Kosciusko, Mississippi 39090

        NOTICE IS HEREBY GIVEN that, pursuant to call of its Directors and in compliance with the Bylaws, the regular annual meeting of shareholders of the FIRST M & F CORPORATION (the “Company”), KOSCIUSKO, MISSISSIPPI, will be held at the Mary Ricks Thornton Cultural Center at 204 North Huntington Street, Kosciusko, Mississippi, on Wednesday, April 11, 2001, at 1:30 P.M. for the purpose of considering and voting on the following proposals:

                                                            1.   ELECTION OF DIRECTORS: The election of seven (7) persons listed in the Proxy
             1.     ELECTION OF DIRECTORS: The election of seven (7) persons listed in the Proxy
                    Statement dated March 9, 2001, accompanying this notice, as members of the Board of Directors for a term of three years.

                                                            2.   AMENDMENT OF STOCK OPTION PLAN: To act on a proposal to amend the
             2.     AMENDMENT OF STOCK OPTION PLAN: To act on a proposal to amend the
                    First M&F Stock Option Plan to increase the number of authorized shares from
                    200,000 to 500,000.

                                                            3.   Whatever other business may be properly brought before the meeting or any
             3.     Whatever other business may be properly brought before the meeting or any adjournment thereof.

        Whether or not you contemplate attending the meeting, it is requested that you complete and return the enclosed Proxy as soon as possible. If you attend the meeting, you may withdraw your Proxy and vote in person.

        Only those shareholders of record at the close of business on February 23, 2001 shall be entitled to notice of and to vote at this meeting.

                                                                BY ORDER OF THE BOARD OF DIRECTORS

                                                                Hugh S. Potts, Jr.
                                                                Chairman and Chief Executive Officer
Dated and mailed at
Cranford, New Jersey
On or about March 9, 2001

FIRST M & F CORPORATION
Post Office Box 520
KOSCIUSKO, MISSISSIPPI 39090

PROXY STATEMENT
DATED MARCH 9, 2001

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
APRIL 11, 2001

SOLICITATION BY BOARD OF DIRECTORS OF FIRST M & F CORPORATION

        This statement is furnished to the shareholders of First M & F Corporation (the “Company”) in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders to be held at the Mary Ricks Thornton Cultural Center at 204 North Huntington Street, Kosciusko, Mississippi, on Wednesday, April 11, 2001, at 1:30 P. M., local time or any adjournment(s) thereof, for the matters set out in the foregoing notice of Annual Shareholders’ Meeting. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is March 9, 2001.

        Only those shareholders of record on the books of the Company at the close of business on February 23, 2001, (the “Record Date”) are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding of record 4,614,784 shares of common stock. Each share is entitled to one (1) vote. In the election of Directors, each shareholder has cumulative voting rights, so that a shareholder may vote the number of shares owned by him for as many persons as there are Directors to be elected, or he may multiply the number of shares by the number of Directors to be elected and allocate the resulting votes to one or any number of candidates. For example, if the number of Directors to be elected is five (5), a shareholder owning ten (10) shares may cast ten (10) votes for each of five (5) nominees, or cast 50 votes for any one (1) nominee or allocate the fifty (50) votes among several nominees.

        The cost of soliciting proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by Directors, officers and regular employees of the Company, by means of telephone, telegraph or personal contact, but without additional compensation therefor. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

        Any shareholder giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his Proxy (1) by personally appearing at the Annual Meeting, (2) by written notification to the Company which is received prior to the exercise of the Proxy or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted “For” each of the proposals described below.

        The presence at the Annual Meeting, in person or by Proxy, of a majority of the shares of Common Stock outstanding on February 23, 2001, and entitled to vote, will constitute a quorum.

        The 2000 Annual Report to shareholders of the Company on Form 10-K, which includes audited financial statements, is enclosed for the information of the shareholders. The Annual Report is not a part of the proxy soliciting material.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

        The Board of Directors of the Company is divided into three (3) classes – Class I, Class II and Class III. Each class consists of either six (6) or seven (7) Directors. The term of Class II Directors expires at the 2001 Annual Meeting. The term of Class III Directors will expire at the 2002 Annual Meeting. The term of Class I Directors expires at the 2003 Annual Meeting.

        The Board of Directors has nominated Barbara K. Hammond, Charles V. Imbler, Sr., R. Dale McBride, Hugh S. Potts, Jr., Michael W. Sanders, W. C. Shoemaker and Scott M. Wiggers for election as Class II Directors to serve until the 2004 Annual Meeting or until his or her successor is elected and qualifies. Each nominee currently serves as a Class II Director.

        Unless authority is expressly withheld, the proxy holders will vote the proxies received by them for the seven (7) nominees for Class II Director listed above, reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. Although each nominee has consented to being named in this Proxy Statement and to serve if elected, if any nominee should prior to the Annual Meeting decline or become unable to serve as a Director, the proxies will be voted by the proxy holders for such other persons as may be designated by the present Board of Directors. During 2000, the Company’s Board of Directors had twelve (12) regular meetings. No Director attended less than 75% of the total number of meetings of the Board of Directors or committees upon which he served. The following table provides certain information about the nominees and the other current Directors of the Company.

        Pursuant to Mississippi Law and the Company’s Bylaws, Directors are elected by a plurality of the votes cast in the election of Directors. A “plurality” means that the individuals with the largest number of favorable votes are elected as Director, up to the maximum number of Directors to be chosen at the meeting.

        Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINEES.

INFORMATION CONCERNING NOMINEES, DIRECTORS
AND EXECUTIVE OFFICERS

                                                                            Amount  and Nature of
                            Positions & Offices            Director     Beneficial Ownership         Percent of Common
Name and Age                With Company or/and                Since        Of Common Stock as of        Stock Beneficially
                            Employment                                      January 31, 2001             Owned (a)
CLASS I
Fred A. Bell, Jr., 59       Partner, Klean Kut Outdoor         1981         29,876 (15)                  .64%
                            Equipment (Outdoor
                            equipment sales)
Charles T. England, 64      Supervisor of Finance              1980         16,208 (1) (15)              .35%
                            Company subsidiaries of
                            Merchants and Farmers Bank
                            from 1995 through 1999;
                            Registered Representative of
                            Security Financial Network in
                            1994; Farmer; formerly
                            Chancery Clerk, Attala
                            County
James F. Ingram, 70         Chief Executive Officer of         2000         94,267 (14) (16)             2.03%
                            Community Federal Savings
                            Bank from 1984 through 1999
                            and of Community Federal
                            Bancorp from 1996 through
                            1999. President of Community
                            Federal Bank from 1984
                            through June, 1998 and of
                            Community Federal Bancorp
                            from 1996 through June,
                            1998.
Joseph M. Ivey, 42          Chief Executive Officer,           1994         120,048 (2) (3) (11) (15)    2.59%
                            Building One Services Corp
                            (facilities services company),
                            since February, 1999.
                            Chairman and CEO, Ivey
                            Mechanical Company
                            (plumbing and electrical
                            contractors), until February,
                            1999
Susan McCaffery, 61         Retired; Member of Audit           1987         118,098 (4) (5) (15)         2.54%
                            Committee; Former Professor,
                            Wood College
James I. Tims, 57           President of LT Corporation;       2000         91,597 (17)                  1.97%
                            President of First Bolivar
                            Capital Corp. through 1998.
Edward G. Woodard,          Member of Audit Committee;         1989         9,306 (6) (15)                .20%
46                          President, K. M. Distributing
                            Company, Inc. (wholesaler of
                            chain saws, lawn and
                            gardening equipment)

CLASS II
Barbara K. Hammond,         Retired; Member of Audit           1995         3,000 (15)                   .06%
56                          Committee; Former Specialist,
                            Circuit Capacity Management,
                            BellSouth
Charles V. Imbler, Sr.,     President and Chief Executive      2000         23,644 (18)                  .51%
69                          Officer of Truck Center, Inc.
                            since 1970.
R. Dale McBride,      62    President, Merchants and           1979         19,517(8) (15)               .42%
                            Farmers Bank, Durant
Hugh S. Potts, Jr., 56      Chairman of the Board and          1979         382,543 (4) (9) (19)        8.24%
                            CEO of the Company since
                            1994; Vice Chairman, 1983-
                            1993; Vice President, 1979-
                            1983
Michael W. Sanders, 58      President, Jimmy Sanders, Inc.     2000         4,500                        .10%
                            (sales of seed, grain,
                            chemicals and fertilizer)
W. C. Shoemaker, 69         Consultant, IMC Webb               1979         41,266 (15)                  .89%
                            Graphics (Printing); President,
                            W.C. Shoemaker, Inc.
                            (investments & real estate)
Scott M. Wiggers,           President of the Company           1983         13,322 (7) (20)              .29%
56                          since 1988 and Treasurer
                            since 1979; Corporate
                            President, Merchants &
                            Farmers Bank
CLASS III
Jon A. Crocker, 58          Business Development Officer       1996         65,050 (10) (14) (15)       1.40%
                            since 1999; Chairman & CEO,
                            Merchants & Farmers Bank,
                            Bruce Branch from 1995 to
                            1999
Toxey Hall, III, 61         Member of Audit Committee;         1984         4,212 (14) (15)              .09%
                            President, Thomas-Walker-
                            Lacey (retail discount store)
J. Marlin Ivey, 64          Member of Audit Committee;         1979         123,112 (2) (11) (14)       2.65%
                            President, Ivey National                        (15)
                            Corporation (holding company
                            for various businesses)
Otho E. Pettit, Jr., 50     Attorney at Law, Thornton,         1993         15,392 (12) (14) (15)        .33%
                            Guyton, Dorrill & Pettit
Charles W. Ritter, Jr.,     Chairman of Audit                  1979         161,100 (13) (14) (15)      3.47%
67                          Committee; President, The
                            Attala Company (feed
                            manufacturing company)
L. F. Sams, Jr.,  62        Partner, Mitchell, McNutt,         2000         25,112 (14) (18) (21)        .54%
                            Threadgill, Smith & Sams
                            (law firm) since 1971.
Robert C. Thompson,         Treasurer, First M&F           ---          1,700 (22)                   .04%
III,  42                    Corporation; EVP & Chief
                            Financial Officer, M&F Bank

Grace Atwood, 54            Secretary of the Board, First      ---          3/4                          3/4
                            M&F Corporation and M&F
                            Bank
Robert K. Autry, 55         EVP and Divisional Sales           ---          1,600 (22)                   .03%
                            Manager, M&F Bank
Christopher M. Burgess,     EVP and Divisional Sales           ---          1,880 (22)                   .04%
40                          Manager, M&F Bank

ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS                              1,266,138                  27.28%
AS A GROUP (25 PERSONS)

(a)   Constitutes sole ownership unless otherwise indicated.

(1)   Mr. England shares voting and investment power with respect to these shares with his wife.
(2)   Director J. Marlin Ivey is the father of director Joseph M. Ivey.
(3)   Includes 300 shares owned by Mr. Joseph Ivey minor children.
(4)   Mrs. McCaffery and Hugh S. Potts, Jr. are brother and sister. Their father is the Company's former Chief
      Executive Officer and Chairman of the Board, Hugh S. Potts, Sr.
(5)   Mrs. McCaffery shares voting and investment power with respect to 761 of these shares with her husband and includes 15,500 shares owned by Mrs. McCaffery's husband.
(6)   Includes 880 shares owned by Mr. Woodard's wife.
(7)   Includes 1,144 shares owned by Mr. Wiggers' wife and daughter.

                                                                                                                                   (8)    Mr. McBride shares voting and investment
(8)   Mr. McBride shares voting and investment power with respect to 12,675 of these shares with his wife and children.
(9)   Mr. Potts, Jr. shares voting and investment power with respect to 59,500 of these shares, which are held in two trusts and includes 43,984 shares owned by his wife and minor children. Mr. Potts, Jr. is the trustee over
      The Salt & Light Foundation which owns 46,754 shares.
(10)  Of these shares, 6,600 are registered in the name of BellAire Corporation, of which Mr. Crocker's wife is a
(11)  Of these shares, 102,012 are registered in the name of Ivey National Corporation, of which Mr. J. Marlin Ivey is the President and Mr. Joseph M. Ivey is an officer.
(12)  Includes 3,726 shares owned by Mr. Pettit's wife and children.
(13)  Includes 60,000 shares owned by Mr. Ritter's wife.
(14)  Includes 100 shares which may be acquired upon the exercise of stock options.
(15)  Includes 1,000 shares which may be acquired upon the exercise of stock options.
(16)  Includes 51,390 shares which may be acquired upon the exercise of stock options.
(17)  Includes 78,849 shares owned by Mr. Tims' wife.  Includes 11,916 shares owned by LT Corporation which is owned by Mr. Tims and his wife.
(18)  Includes 11,327 shares which may be acquired upon the exercise of stock options.
(19)  Includes 4,000 shares which may be acquired upon the exercise of stock options.
(20)  Includes 3,000 shares which may be acquired upon the exercise of stock options.
(21)  Includes 2,265 shares owned by Mr. Sam's wife.
(22)  Includes 1,600 shares which may be acquired by each executive officer upon exercise of stock options.

        Charles W. Ritter, Jr. is a director of Sanderson Farms, Inc., Laurel, Mississippi. Joe Ivey is CEO and director of Encompass Service Corp, Houston, Texas. None of the other Directors are a director of another company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the reporting requirements of Section 15(d) of the Act, or registered as an investment company under the Investment Company Act of 1940.

        The following information concerns the employment history of executive officers for the last five (5) years.

Name                                      Five Year Employment History
----                                      ----------------------------
Robert C. Thompson, III                   Treasurer, First M&F Corporation & EVP & Chief Financial
                                          Officer, M&F Bank since November, 1997. Doctoral student from
                                          January, 1995 through October, 1997.
Robert K. Autry                           EVP & Divisional Sales Manager of M&F Bank since January,
                                          1995.
Christopher M. Burgess                    EVP & Divisional Sales Manager of M&F Bank since January,
                                          1995.
Jeffrey A. Camp                           EVP & Chief Credit Officer of M&F Bank since January, 1998.
                                          President of Desoto County Division at Deposit Guaranty National
                                          Bank from April, 1994 through December, 1997.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to the Company’s executive officers and directors were complied with.

PRINCIPAL SHAREHOLDER

        Management of the Company knows of no person who owns of record or beneficially, directly or indirectly, more than 5% of the outstanding common stock of the Company except as set forth below:

                                             Amount and Nature of Beneficial Ownership         Percent of
Name and Address of Beneficial Owner                      of Common Stock                         Class
----------------------------------------------------------------------------------------------------------------
Hugh S. Potts, Jr.                                      382,543 shares (1)                        8.24%
1104 Walnut Road
Kosciusko, MS  39090
----------------------------------------------------------------------------------------------------------------
(1)      Mr. Potts shares voting and investment power with respect to 69,500 of these shares,  which are held in two trusts.

EXECUTIVE COMPENSATION

        The following tables show the cash compensation for 2000, 1999 and 1998 for the Chief Executive Officer of the Company and the five (5) highest paid Executive Officers of the Company and the Bank whose cash compensation exceeded $100,000.

                                                                                    Other Annual         All Other
Name and Principal Position           Year            Salary          Bonus         Compensation       Compensation
----------------------------------------------------------------------------------------------------------------------
Hugh S. Potts, Jr.                                                                   $2,596 (1)         $2,781(4)
Chairman of the Board and             2000           $194,916           $0           $3,115 (3)           $260(6)
CEO since 4/15/94                 ------------------------------------------------------------------------------------
                                                                    $2,223 (1)
                                      1999           $192,801      $15,000           $3,215 (3)         $2,524 (4)
                                  ------------------------------------------------------------------------------------
                                                                                     $2,736 (1)
                                      1998           $175,000      $13,750           $3,680 (2)         $4,375 (4)
----------------------------------------------------------------------------------------------------------------------
Scott M. Wiggers                      2000           $140,885       $5,495           $1,927 (1)         $3,492 (4)
President                                                                                                 $260 (6)
                                  ------------------------------------------------------------------------------------
                                      1999           $134,750      $10,000           $2,500 (1)         $3,369 (4)
                                  ------------------------------------------------------------------------------------
                                      1998           $130,000       $6,500           $1,958 (1)         $3,205 (4)
----------------------------------------------------------------------------------------------------------------------
Jeffrey A. Camp                       2000           $115,892       $4,520             $357 (1)         $2,558 (4)
Executive Vice President                                                               $924 (2)
And Senior Credit Officer         ------------------------------------------------------------------------------------
                                      1999           $105,846      $12,500             $431 (1)         $2,370 (4)
                                                                                       $676 (2)
                                  ------------------------------------------------------------------------------------
                                      1998            $98,077      $21,942             $330 (1)         $5,659 (5)
                                                                                     $1,760 (2)
----------------------------------------------------------------------------------------------------------------------
Robert K. Autry                       2000           $102,283       $3,990             $709 (1)         $2,488 (4)
Executive Vice President                                                               $443 (2)
And Divisional Sales              ------------------------------------------------------------------------------------
Manager                               1999            $93,385      $10,000             $973 (1)         $2,335 (4)
                                  ------------------------------------------------------------------------------------
                                      1998            $87,654       $6,909           $1,227 (1)
----------------------------------------------------------------------------------------------------------------------
Christopher M. Burgess                2000           $103,770       $8,000             $314 (1)
Executive Vice President                                                                $99 (2)
And Divisional Sales                                                                 $1,152(3)
Manager                                                                                                 $2,441 (4)
                                   -----------------------------------------------------------------------------------
                                      1999            $92,577       $9,000             $272 (1)
                                                                                     $1,632 (3)         $2,232 (4)
                                   -----------------------------------------------------------------------------------
                                      1998            $84,654       $5,632             $269 (1)
                                                                                     $1,677 (3)
----------------------------------------------------------------------------------------------------------------------

(1)   Cost of excess life insurance
(2)   Automobile allowance
(3)   Cost of country club memberships
(4)   Company Contribution to the 401k plan
(5)   Moving expense reimbursement
(6)   Director fees

PENSION PLAN

        The following table indicates the estimated annual benefits payable to persons in specified classifications upon retirement at age 65.

       Five Years
      Average Annual
       Compensation                                 Credited Years of Service
-------------------------- -----------------------------------------------------------------------

                                       15            20             25           30           35
                   $25,000          $3,000         $4,000        $5,000        $6,000       $7,000
                    50,000           6,000          8,000        10,000        12,000       14,000
                    75,000           9,000         12,000        15,000        18,000       21,000
                   100,000          12,000         16,000        20,000        24,000       28,000
                   160,000          19,200         25,600        32,000        38,400       44,800
-------------------------- --------------- -------------- -------------  ------------ ------------

        Credited years of service for the individuals named in the Summary Compensation Table above are anticipated to be as follows: Hugh S. Potts, Jr. - 37 years; Scott M. Wiggers - 34 years; Jeffrey A. Camp - 26 years; Robert K. Autry - 25 years; Christopher M. Burgess - 35 years.

        A participant in First M&F’s Pension Plan whose service is terminated on or before his normal retirement date is eligible to retire and receive a normal retirement benefit. The amount of the normal benefit under the Plan is equal to 1/12 of the sum of the amounts described below in (1) and (2) multiplied by (3) where:

        (1) = eight-tenths of one percent (0.8%) of the participant average earnings;
        (2) = twenty-five hundredths percent (0.25%) of the participants average earnings in excess of Twenty-Four Thousand and no/100 dollars ($24,000.00); and
        (3) = the participant's benefit service as of his normal retirement date.

        If a participant’s annual benefit commences before the participant’s social security retirement age, but on or after age 62, the amount of the benefit is reduced. If the annual benefit of a participant commences prior to age 62, the amount of the benefit shall be the actuarial equivalent of an annual benefit beginning at age 62 reduced for each month by which benefits commence before the month in which the participant attains age 62. If the annual benefit of a participant commences after the participant’s social security retirement age, the benefit amount is adjusted so that it is the actuarial equivalent of an annual benefit beginning at the participant’s social security retirement age.

DIRECTOR COMPENSATION

        Non-officer Directors receive annual compensation in the amount of $1,000 per Board Meeting attended payable at the end of the year, plus an additional $20 for each committee meeting attended.

FIVE YEAR SHAREHOLDER RETURN COMPARISON

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company’s Common Stock against the cumulative total return of the NASDAQ Market US Index and the NASDAQ Bank Index which consists of the period of five (5) years beginning in 1994.

Cumulative Total Return     12/95   12/96   12/97   12/98    12/99    12/00

FIRST M&F CORPORATION      100.00  135.63  192.49  176.81   152.75    90.55
NASDAQ STOCK MARKET        100.00  123.04  150.69  212.51   394.92   237.62
(U.S.)
NASDAQ BANK                100.00  132.04  221.06  219.64   211.14   241.08

INDEPENDENT PUBLIC ACCOUNTANTS

        Shearer, Taylor & Co., P.A. were the independent accountants for the Company during the most recently completed fiscal year and will serve as the independent accountant for the Company during the current fiscal year. Representatives of this firm will be present at the Annual Meeting and have an opportunity to make statements if they so desire and are expected to be available to respond to appropriate questions.

SALARY AND BENEFIT COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

        This report reflects the Company's compensation philosophy for all executive officers, as endorsed by the Board of Directors and the Salary and Benefits Committee. The committee is comprised of Directors: Hugh S. Potts, Jr., J. Marlin Ivey, Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Edward G. Woodard and determines annual base salary adjustments and annual pay for performance bonus awards.

        In determining the compensation to be paid to the Company’s executive officers in 2000, the Salary and Benefit Committee employed compensation policies designed to align the compensation of Mr. Potts, Mr. Wiggers, and other executive officers with the Company’s overall business strategy, values and management initiatives. These policies are intended to reward executives for strategic management and the enhancement of shareholder value and support a performance-oriented environment that rewards achievement of internal goals.

        In 2000, Messrs. Potts and Wiggers received an increase in base salary of 11.1% and 4.4% respectively, from their 1999 base salary. The increases were consistent with the 7.1% the trend in Company profits from 1996 to 1999 and comparable to salaries of bank executives in similar sized institutions.

        The Company has established performance goals in four categories which are to be met by improvements in ratios or amounts as applicable from the last fiscal year. The four categories are: Growth, which is measured by increases in loan volume and core deposit volume; Profits, measured by increases in net interest margin (%) and an increase in non-interest income; Quality, the goal of which is to maintain the previous year’s percentage of nonperforming assets and net charge-offs, with a penalty factor if the percentage increases from the previous year; and Productivity, measured by an increase in pre-tax income divided by salaries and benefits.

        The model calculates the bonus by weighting the categories and combining the results in each category to arrive at a bonus as a percentage of base salary. A bonus is awarded if the 2000 Company results in any category were an improvement over 1999 results. If the 2000 results were an improvement over 1999 results in each category, a bonus of approximately 1.1% of base salary would be awarded. If the 2000 Company budget was met in each category, the bonus is approximately 5.0%. If budget is exceeded in one or more categories, the bonus increases on a sliding scale, with the maximum bonus of approximately 15.9% of base salary.

        The Company’s loan volume was below the budgeted amount by 2.0% and noninterest bearing deposit volume was below the budgeted amount by 8.1% in 2000. The net interest margin was below the budgeted amount. Noninterest income was above the budgeted amount while noninterest expense was slightly above the budgeted amount in 2000. Based upon the model and Mr. Potts’ desire to receive no bonus, bonuses of $0 and $5,995 were awarded to Messrs. Potts and Wiggers respectively.

        Additionally, the Company subscribes to and participates in the Mississippi Bankers Association survey, which provides the Committee with comparative compensation data from the Company’s market areas and its peer groups. This information is used by the committee to ensure that it is providing compensation opportunities comparable to its peer group, thereby allowing the Company to retain talented executive officers who contribute to the Company’s overall and long-term success.

         Submitted by the Company's Salary and Benefit Committee: Hugh S. Potts, Jr., Chairman, J. Marlin Ivey, Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Edward G. Woodard.

TRANSACTIONS WITH MANAGEMENT

        First M & F Corporation’s subsidiary, Merchants and Farmers Bank, Kosciusko, Mississippi, (the “Bank”) has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders, and their associates. Such transactions are completed on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features. Such loans are extended on a secured basis. The aggregate amount of loans outstanding to directors, principal officers and their interests to the Bank as of December 31, 2000, totaled $2,255,000. Other than these transactions, there were no material transactions during 2000 between directors and officers and the Bank or the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has a standing Audit Committee of its Board of Directors which met four (4) times during 2000. Presently Charles W. Ritter, Jr. serves as Chairman and other members are Toxey Hall, III, Barbara K. Hammond, J. Marlin Ivey, Susan P. McCaffery, Michael W. Sanders and Edward G. Woodard. The Audit Committee reviews audit plans, examination results of both independent and internal auditors and makes recommendations to the Board of Directors concerning independent auditors.

        The Company has a standing Salary and Benefit Committee which met two (2) times during 2000 and makes recommendations to the Board of Directors on all officers' salaries and compensation. Presently Hugh S. Potts, Jr. serves as Chairman and other members are J. Marlin Ivey, Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Edward G. Woodard.

        The Company does not have a standing Nominating Committee. The Company’s ByLaws are silent as to nominations to the Board of Directors, other than those made by or at the direction of the Board of Directors.

        Merchants & Farmers Bank has among other committees, an Investment Committee which meets quarterly, a Loan and Policy Committee which meets weekly, an Executive and Administrative Committee which meets bi-annually, a Trust Committee which meets monthly, a Long Range Planning Committee which meets as needed and an Electronic Data Processing Steering Committee which meets quarterly.

REPORT OF AUDIT COMMITTEE

The Audit Committee has:
        -   Reviewed and discussed the audited financial statements with management.

        -   Discussed with the independent auditors the matters required to be discussed by SAS
            61, as amended by SAS 90.

        -   Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors' independence.

        -   Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on
            Form 10-K for the last fiscal year for filing with the Securities and Exchange
            Commission.

        The Board of Directors has determined that the members of the Audit Committee are independent, except for Committee Member Susan McCaffery, who is a sister of the Company’s Chief Executive Officer.

        The Audit Committee adopted a written charter on May 16, 2000, which is attached hereto as Exhibit A.

Members of the Audit Committee:
Charles W. Ritter, Jr., Chairman                            Susan P. McCaffery
Toxey Hall, III                                             Michael W. Sanders
Barbara K. Hammond                                          Edward G. Woodard
J. Marlin Ivey
PROPOSAL NO. 2 - AMENDMENT OF STOCK OPTION PLAN
(ITEM 2 ON PROXY CARD)

        The Board of Directors on January 13, 1999, adopted a Stock Option Plan which grants incentive stock options (ISOs) to key employees and nonstatutory stock options (NSOs) to members of the Board. The purpose of the plan is to provide compensatory incentives to key officers and directors by permitting them to purchase stock in the Company at the market value on the date of grant.

        Under the provisions of the Stock Option Plan, the Company and the participating employees and directors will execute agreements providing each of them with an option to purchase stock at the market value of the stock on the grant date within ten years of the execution of the agreement. Such shares may be treasury, or authorized but unissued shares of stock of the Company.

        Shareholder approval of the Stock Option Plan was received at the Annual Meeting held on April 14, 1999.

        With respect to the Stock Option Plan, the Company has elected to follow Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25) and related interpretations in accounting for its employee stock options. Under APB 25, because the exercise price of employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recorded. The Company has adopted the disclosure- only provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock- Based Compensation (Statement 123).

        As originally adopted, the maximum number of shares of stock that may be optioned or sold under the plan was 200,000 shares. Pursuant to the terms of the acquisition of Community Federal Bancorp, Inc., the Company was required to assume the outstanding options under Community Federal’s Stock Option Plan and convert them into First M&F Corporation stock options. To comply with the acquisition agreement, the Company is required to amend the Stock Option Plan to increase the number of shares held in the Plan from 200,000 to a total of 500,000 shares.

        Pursuant to section 422 of the Internal Revenue Code, shareholder approval of the increase in the number of shares is required for the ISOs to qualify for favorable tax treatment. The Board recommends that the shareholders approve the amendment to the Stock Option Plan.

OTHER MATTERS

        Management at present knows of no other business to be brought before the meeting. However, if other business is properly brought before the meeting, it is the intention of the proxy holder to vote the accompanying Proxies in accordance with his judgement.

PROPOSALS FOR 2001 ANNUAL MEETING

        Any shareholder who wishes to present a proposal at the Company’s next Annual Meeting and who wishes to have the proposal included in the Company’s Proxy Statement and form of proxy for the meeting must submit the proposal to the undersigned at the address of the Company not later than November 9, 2001.

        After this date, a stockholder who intends to raise a proposal to be acted upon at the 2002 annual meeting of shareholders must inform the company in writing no later than January 23, 2002. If notice is not provided by that date, the person named in the Company’s proxy for the 2002 annual meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2002 annual meeting.

The accompanying Proxy is solicited by Management.
                                                                      Hugh S. Potts, Jr.
                                                                      Chairman and Chief Executive Officer

Dated and mailed at
Cranford, New Jersey
On or about March 9, 2001

                                                             PROXY SOLICITED FOR ANNUAL MEETING
                                                                     OF SHAREHOLDERS OF
                                                                  FIRST M & F CORPORATION
                                                                TO BE HELD ON APRIL 11, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

           The undersigned hereby appoints Hugh S. Potts, Jr., J. Marlin Ivey, Charles W. Ritter, Jr., and W. C. Shoemaker,
or any of them as Proxy with the power to appoint his substitute and hereby authorizes him to represent the undersigned, and to vote upon all matters that may properly come before the Annual Meeting including the matters described in the
Proxy Statement furnished herewith, subject to any directions indicated herein, with full power to vote all shares of
Common Stock of First M&F Corporation held of record by the undersigned on February 23, 2001, at the Annual
Meeting of Shareholders to be held at the Mary Ricks Thornton Cultural Center at 204 North Huntington Street,
Kosciusko, Mississippi, on Wednesday, April 11, 2001, at 1:30 P.M., or any adjournment(s) thereof.

           IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR EACH NOMINEE LISTED BELOW,
FOR THE AMENDMENT TO THE FIRST M&F STOCK OPTION PLAN, AND AT THE DISCRETION OF THE
PERSON NAMED ABOVE IN CONNECTION WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE
THE MEETING.

1.         PROPOSAL to elect the seven (7) identified nominees as Class II directors.

                        Barbara K. Hammond                              Michael W. Sanders
                        Charles V. Imbler, Sr.                          W. C. Shoemaker
                        R. Dale McBride                                 Scott M. Wiggers
                        Hugh S. Potts, Jr.

           [  ]     FOR                         [  ]    FOR ALL EXCEPT       [  ]      WITHHOLD

           (INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write that nominees name(s) in the space provided below).

           ---------------------------------------------------------------------------------------------------------------

2.          Proposal to amend the First M&F Stock Option Plan to increase the number of authorized shares from 200,000 to 500,000.

            [  ]  FOR                                [  ]   AGAINST                                   [  ]  ABSTAIN

When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If corporation or partnership, sign in full corporate or partnership name by authorized person.

Signature:_____________________________________________

Signature:_____________________________________________

Dated:__________________________, 2001

                                        Votes must be indicated by an (x) in Black or Blue Ink.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.